United States Department of Agriculture Forest Service		a. Record no. (1-2) 70	b. Region (3-4) 02	c. Forest (5-6) 01
AMENDMENT FOR SPECIAL USE PERMIT Ref: FSM 2714	#1	d. District (7-8) 03	e. User number (9-12) 4144	f. Kind of use (13-15) 161
THIS AMENDMENT IS ATTACHED TO AND MADE A PART OF THE ☒ TERM ☐ ANNUAL PERMIT		g. State (16-17) 08	h. County (18-20) 049	k. Card no. (21) 1

For	Winter Sports	issued to	Denver, City & County; Winter Park Recreation Association,
	(KIND OF PERMIT)		(NAME OF PERMITTEE)
on	12-09-83	which is hereby amended as follows:
(DATE OF PERMIT)

Clause 28b is superseded by the following:

The permittee shall have in force public liability insurance covering: (1) property damage in the amount of Fifty Thousand Dollars ($50,000), and (2) damage to persons in the minimum amount of One Million Dollars ($1,000,000) in the event of death or injury. The coverage shall extend to property damage, bodily injury, or death arising out of the permittee’s activities under the permit including, but not limited to, the occupancy or use of the land and the construction, maintenance, and operation of the structures, facilities, or equipment authorized by this permit. Such insurance shall also name the United States as a co-insured and provide for specific coverage of the permittee’s contractually assumed obligation to indemnify the United States. The permittee shall require the insurance company to send an authenticated copy of its insurance policy to the Forest Service immediately upon issuance of the policy. The policy shall also contain a specific provision or rider to the effect that the policy will not be canceled or its provisions changed or deleted before thirty (30) days written notice to the Forest Supervisor, 240 West Prospect, Fort Collins, CO 80526-2098, by the insurance company. (B-10)

This Amendment is accepted subject to the conditions set forth herein.

PERMITTEE	NAME OF PERMITTEE City and County of Denver Winter Park Recreation Assn.	SIGNATURE OF AUTHORIZED OFFICER /s/ Illegible TITLE President	DATE 9/23/85
ISSUING OFFICER	NAME AND SIGNATURE /s/ Raymond O. Benton Raymond O. Benton	TITLE Acting Forest Supervisor	DATE 3-14-86
GPO 923-202			2700-23 (3/72)